UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2023
HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
________________________
Commission File Number 001-32335

Delaware	88-0488686
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

12390 El Camino Real	92130
San Diego	(Zip Code)
California
(Address of principal executive offices)
(858) 794-8889
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HALO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ( §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 5, 2023, Halozyme Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders. Of the 135,415,332 shares of the Company's common stock outstanding as of the record date, 124,528,163 shares were represented at the annual meeting.

The stockholders considered four proposals at the meeting, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2023. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.
Proposal 1: Election of three Class I directors to hold office for a three-year term expiring at the 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

Names	Votes For	Votes Against	Abstain	Broker Non-Votes
Bernadette Connaughton	109,648,595	2,629,860	121,451	12,128,257
Moni Miyashita	109,948,189	2,329,204	122,513	12,128,257
Matthew L. Posard	95,678,233	16,598,543	123,130	12,128,257
Each of the foregoing candidates were elected and each received affirmative votes from more than a majority of the outstanding shares.
Proposal 2: The advisory vote on the compensation of the Company's named executive officers was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
107,628,112	4,657,698	114,096	12,128,257
The foregoing proposal was approved.
Proposal 3: The advisory vote on the frequency of holding future advisory votes on the compensation of the Company’s named executive officers was as follows:

One Year	Two Years	Three Years	Abstain
110,411,006	145,264	1,760,124	83,512
Consistent with the Board’s recommendation to approve holding an annual advisory vote on executive compensation and in light of the voting results set forth above, the Company will hold an annual advisory vote on executive compensation until the next required vote on the frequency of stockholder votes on the compensation of executives.

Proposal 4: The vote on a proposal to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023 was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
123,271,829	1,153,279	103,055	—
The foregoing proposal was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALOZYME THERAPEUTICS, INC.

May 8, 2023	By:	/s/ Mark Snyder

	Name:	Mark Snyder
	Title:	Senior Vice President, General Counsel and Corporate Secretary